UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operation and Financial Condition.

Selected Preliminary Estimated Financial Results for the Fourth Quarter of 2018

Clear Channel Outdoor Holdings, Inc. (the “Company”) is furnishing the attached Exhibit 99.1 to disclose selected estimated preliminary financial results of the Company and its subsidiaries for the three months ended December 31, 2018. Clear Channel Worldwide Holdings, Inc. (“Clear Channel Worldwide”), an indirect wholly-owned subsidiary of the Company, provided the information in Exhibit 99.1 to investors in connection with the Offering described below.

Recast Selected Historical Supplemental Non-GAAP Measures

On December 21, 2018, the Company filed a Current Report on Form 8-K (the “Prior Form 8-K”) to retrospectively recast certain financial information and related disclosures contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The information was recast to reflect the Company’s determination that its Latin America operations should no longer be reflected within its Americas segment and should be included in the results of its International segment and to reflect the Company’s correction of misstatements associated with VAT obligations in its International segment as well as other identified immaterial errors.

The Company is furnishing the attached Exhibit 99.2 to recast certain prior period non-GAAP financial measures to conform to the revised presentation of financial information included in the Prior Form 8-K. Clear Channel Worldwide provided the information in Exhibit 99.2 to investors in connection with the Offering described below.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1 and 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Offering of Senior Subordinated Notes

On February 4, 2019, the Company issued a press release announcing that Clear Channel Worldwide commenced a private offering exempt from registration under the Securities Act (the “Offering”), of $2,200,000,000 aggregate principal amount of Senior Subordinated Notes due 2024. The Company also announced that Clear Channel Worldwide delivered today a conditional notice of redemption, calling its outstanding Series A and Series B Senior Subordinated Notes due 2020 for payment on March 6, 2019. The redemption is conditioned on the closing of the Offering and the notice thereof may be rescinded or amended if necessary. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated by reference herein.

In connection with the Offering, Clear Channel Worldwide Holdings distributed a confidential preliminary offering memorandum dated as of February 4, 2019 (the “Offering Memorandum”). The Company is furnishing the attached Exhibit 99.4 with certain information excerpted from the Offering Memorandum.

Composition of the Company’s Board of Directors Post-Separation

On February 4, 2019, the Company issued a press release announcing the expected composition of its board of directors upon the consummation of the Company’s separation from iHeartMedia, Inc. in connection with iHeartMedia, Inc.’s emergence from Chapter 11. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.5 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01, including Exhibits 99.3, 99.4 and 99.5 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.3, 99.4 and 99.5, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the Exhibits attached hereto constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Clear Channel Outdoor Holdings, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “preliminary,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our business plans, strategies and initiatives and our expectations about certain markets, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. Key risks are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including the section entitled “Item 1A. Risk Factors” of Clear Channel Outdoor Holdings, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Except as otherwise stated in this Current Report on Form 8-K, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Selected Preliminary Estimated Financial Results for the Fourth Quarter of 2018

99.2	Selected Historical Supplemental Non-GAAP Measures

99.3	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 4, 2019

99.4	Sections of Clear Channel Worldwide Holdings, Inc.’s confidential preliminary offering memorandum, dated February 4, 2019

99.5	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: February 4, 2019	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary